UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2022

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Public Offering

On December 1, 2022, WiSA Technologies, Inc., a Delaware corporation (the “Company”), consummated a public offering (the “Offering”) of an aggregate of 50,400,000 units (the “Units”) and 3,600,000 pre-funded units (the “Pre-Funded Units”) at an effective public offering price of $0.14 per Unit, resulting in aggregate gross proceeds of approximately $7.6 million. Each Unit consists of (i) one share (the “Shares”) of common stock, par value $0.0001 per share (“Common Stock”), (ii) one Series A Warrant (the “Series A Warrants”), and (iii) one Series B Warrant (the “Series B Warrants” and, together with the Series A Warrants, the “Warrants”), each such Warrant being exercisable from time to time for one Share at an exercise price of $0.14 per share. Each Pre-Funded Unit consists of (i) one pre-funded warrant (the “Pre-Funded Warrants”), each such Pre-Funded Warrant being exercisable from time to time for one Share, (ii) one Series A Warrant and (iii) one Series B Warrant. The Warrants are immediately exercisable for one Share at an exercise price of $0.14 per share, and will expire five (5) years after the date of issuance. The Pre-Funded Warrants are immediately exercisable for one Share at an exercise price of $0.001 per share, and will remain exercisable until exercised in full.

The Share and accompanying Warrants included in each Unit were issued separately, and the Pre-Funded Warrant and the accompanying Warrants included in each Pre-Funded Unit were issued separately. The Units and Pre-Funded Units have no stand-alone rights and were not issued or certificated.

Subject to certain exemptions outlined in the Warrants, if the Company sells, enters into an agreement to sell, or grants any option to purchase, or sells, enters into an agreement to sell, or grants any right to reprice, or otherwise disposes of or issues (or announces any offer, sale, grant or any option to purchase or other disposition) any shares of Common Stock or any other securities that are at any time convertible into, or exercisable or exchangeable for, or otherwise entitle the holder thereof to receive, Common Stock, at an effective price per share less than the exercise price of the Warrant then in effect, the exercise price of the Warrants will be reduced to equal the effective price per share in such dilutive issuance. The Warrants contain a one-time reset of the exercise price to a price equal to the lesser of (i) the then exercise price and (ii) 100% of the five-day volume weighted average prices for the five (5) trading days immediately preceding the date that is sixty days after issuance of such Warrants. The Warrants are subject to certain call features and, in certain circumstances, may be exercised on a cashless basis.

In connection with the Offering, on November 29, 2022, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors. Under the Purchase Agreement, subject to certain exemptions, the Company is prohibited, until ninety (90) days after the closing of the Offering, from issuing, entering into any agreement to issue or announcing the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) or (ii) filing any registration statement or amendment or supplement thereto under the Securities Act of 1933, as amended (the “Securities Act”).

Also in connection with the Offering, on November 29, 2022, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as placement agent on a “best efforts” basis in connection with the Offering. The Company paid the Placement Agent an aggregate fee equal to 8.0% of the gross proceeds raised in the Offering, and a non-accountable expense allowance equal to 1.0% of such gross proceeds. The Company reimbursed the Placement Agent $100,000 for expenses in connection with the Offering.

The Placement Agency Agreement and the Purchase Agreement contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, the Placement Agent, or the Purchasers, as the case may be, other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Placement Agency Agreement, the Company and its executive officers and directors have entered into agreements providing that the Company and each of these persons may not, without the prior written consent of the Placement Agent, subject to certain exceptions, offer, issue, sell, transfer or otherwise dispose of the Company’s securities for a period of ninety (90) days following the closing date of the Offering.

A registration statement on Form S-1 (the “Registration Statement”) relating to the Offering (File No. 333-268085) was initially filed with U.S. Securities and Exchange Commission (the “SEC”) on November 1, 2022, and was declared effective by the SEC on November 29, 2022. The Offering was made by means of a prospectus forming a part of the effective Registration Statement.

On December 1, 2022, the Company entered into a warrant agency agreement with the Company’s transfer agent, VStock Transfer, LLC, who is also acting as the warrant agent for the Company, setting forth the terms and conditions of the Warrants and Pre-Funded Warrants sold in the Offering (the “Warrant Agency Agreement”).

On December 1, 2022, the Company also entered into voting agreements with certain investors in the Offering (the “Voting Agreements”). Pursuant to the terms of the Voting Agreements, such investors have agreed to vote all shares of Common Stock they beneficially own on and after December 1, 2022, including the shares of Common Stock purchased by them in the Offering, with respect to any proposals presented to the stockholders of the Company at the Company’s next stockholders meeting. For clarity, each investor’s agreement to vote its shares of Common Stock in accordance with the immediately preceding sentence, does not require the such investor to vote its shares for or against any particular proposal or proposals, whether or not such proposal or proposals are recommended by the Company’s board of directors.

The Company intends to use a portion of the net proceeds of the Offering to partially repay the outstanding principal amount of a senior secured convertible note issued to an institutional investor (the “August Investor”) on August 15, 2022, as amended (the “Convertible Note”), and the remainder of the net proceeds for working capital, capital expenditures, product development, and other general corporate purposes, including investments in sales and marketing in the United States and internationally. The Company may also use a portion of the net proceeds for the acquisitions of businesses, products, technologies or licenses that are complementary to its business, although the Company has no present commitments or agreements to do so. The Company has not allocated specific amounts of net proceeds for any of these purposes; however, the Company is required pursuant to the terms of that certain securities purchase agreement, dated August 15, 2022 (the “August Purchase Agreement”), by and between the Company and the August Investor, pursuant to which the Convertible Note was issued, to direct at least 20% of the gross proceeds of the Offering to repay a portion of the Convertible Note.

Waiver of Rights; Issuance of Additional Warrants

On November 28, 2022, the Company entered into a waiver of rights (the “Waiver”) with the August Investor, pursuant to which the August Investor agreed to waive certain prohibitions under the August Purchase Agreement with respect to the Offering in exchange for the issuance by the Company, on the closing date of the Offering, of an additional number of Series A Warrants and an additional number of Series B Warrants equal to the quotient obtained by dividing $750,000 by the public offering price for the Units sold in the offering (such Warrants, the “Additional Warrants”). On December 1, 2022, the Company issued 5,357,143 Series A Warrants and 5,357,143 Series B Warrants to the August Investor. Such Additional Warrants were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The Company’s obligation to issue shares of Common Stock underlying the Additional Warrants is expressly conditioned upon stockholder approval of all of the transactions contemplated by the August Purchase Agreement, and the transaction documents related thereto, to be included as a proposal in the Company’s proxy statement for a special meeting scheduled to be held on January 17, 2023.

The foregoing does not purport to be a complete description of each of the Placement Agency Agreement, the Series A Warrant, the Series B Warrant, the Pre-Funded Warrant, the Voting Agreement, the Purchase Agreement, the Warrant Agency Agreement and the Waiver, and is qualified in its entirety by reference to the full text of each of such document, which are filed as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The applicable information set forth in Item 1.01 of this Form 8-K with respect to the use of proceeds of the Offering is incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities.

The applicable information set forth in Item 1.01 of this Form 8-K with respect to the issuance of Additional Warrants is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management, including, without limitation, the intended use of proceeds upon consummation of the Offering. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, the Company’s ability to maintain its listing of Common Stock on the Nasdaq Capital Market, other risks impacting WiSA Technologies’ business, such as, current macroeconomic uncertainties associated with the COVID-19 pandemic; WiSA Technologies’ ability to predict the timing of design wins entering production and the potential future revenue associated with WiSA Technologies’ design wins; WiSA Technologies’ rate of growth; WiSA Technologies’ ability to predict customer demand for its existing and future products and to secure adequate manufacturing capacity; consumer demand conditions affecting WiSA Technologies’ customer’s end markets; WiSA Technologies’ ability to hire, retain and motivate employees; the effects of competition, including price competition; technological, regulatory and legal developments; developments in the economy and financial markets and those risks that may be included in the periodic reports and other filings that the Company files from time to time with the SEC, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

Item 7.01. Regulation FD Disclosure

The Company issued press releases announcing the pricing and closing of the Offering on November 29, 2022 and December 1, 2022, respectively. Copies of the press releases are furnished herewith as Exhibit 99.1 and Exhibit 99.2. The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1*	Form of Placement Agency Agreement by and between the Company and the Placement Agent.
4.1*	Form of Series A Warrant.
4.2*	Form of Series B Warrant.
4.3*	Form of Pre-Funded Warrant.
4.4	Form of Voting Agreement (filed as an exhibit to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-268085) filed with the SEC on November 22, 2022).
10.1*	Form of Securities Purchase Agreement.
10.2*	Form of Warrant Agency Agreement.
10.3	Form of Waiver (filed as an exhibit to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-268085) filed with the SEC on November 29, 2022).
99.1*	Press Release dated November 29, 2022.
99.2*	Press Release dated December 1, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2022	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer